MERRILL LYNCH STRATEGIC DIVIDEND FUND
                   Supplement Dated April 25, 2000
                 to Prospectus Dated November 30, 1999

     On April 25, 2000, the Board of Trustees of Merrill Lynch Strategic Dividend Fund (the "Fund") approved, subject to shareholder approval, a proposal to revise the Fund's investment objective (i) to permit it to purchase individual stocks without regard to whether they pay a dividend, or whether their dividend yield exceeds that of the Standard & Poor's 500 Index and (ii) to affirmatively state that in addition to the primary objective of long-term total return, the Fund's secondary objective is current income. As revised, the Fund's investment objective would be "to seek long-term total return and, secondarily, current income, by investing primarily in a portfolio of equity securities."

    In connection with these revisions to the Fund's investment objective, the Board has adopted, subject to shareholder approval of the foregoing changes, a non-fundamental policy (i.e., one that can be changed without shareholder approval) that will require the Fund's portfolio, in the aggregate, to be structured in a manner designed to produce (i) long-term capital appreciation and (ii) a net portfolio yield in excess of the average of mutual funds invested primarily in U.S. equities.

    If these revisions to the Fund's investment objective are approved, the Fund will change its name to Merrill Lynch Equity Income Fund.

    A special shareholders meeting has been called for July 10, 2000 to consider the proposals. Before this meeting, shareholders will receive additional information about these matters and a proxy asking for their vote.


Code # 10559 - 1199 ALL



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                    MERRILL LYNCH STRATEGIC DIVIDEND FUND
                       Supplement Dated April 25, 2000
           to Statement of Additional Information Dated November 30, 1999

    On April 25, 2000, the Board of Trustees of Merrill Lynch Strategic Dividend Fund (the "Fund") approved, subject to shareholder approval, a proposal to revise the Fund's investment objective (i) to permit it to purchase individual stocks without regard to whether they pay a dividend, or whether their dividend yield exceeds that of the Standard & Poor's 500 Index and (ii) to affirmatively state that in addition to the primary objective of long-term total return, the Fund's secondary objective is current income. As revised, the Fund's investment objective would be "to seek long-term total return and, secondarily, current income, by investing primarily in a portfolio of equity securities."

    In connection with these revisions to the Fund's investment objective, the Board has adopted, subject to shareholder approval of the foregoing changes, a non-fundamental policy (i.e., one that can be changed without shareholder approval) that will require the Fund's portfolio, in the aggregate, to be structured in a manner designed to produce (i) long-term capital appreciation and (ii) a net portfolio yield in excess of the average of mutual funds invested primarily in U.S. equities.

    If these revisions to the Fund's investment objective are approved, the Fund will change its name to Merrill Lynch Equity Income Fund.

    A special shareholders meeting has been called for July 10, 2000 to consider the proposals. Before this meeting, shareholders will receive additional information about these matters and a proxy asking for their vote.



Code # 10560-1199 ALL